Supplement dated December 5, 2014 to
Prospectus dated May 1, 2014 for
    Protective Premiere III
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

As of December 15, 2014, the Guaranteed Insurability Rider will no longer be available with the Protective Premiere III variable universal life product (“Premiere III”). Guaranteed Insurability Riders issued with Premiere III policies before December 15, 2014, will not be affected by this change.